Employee Benefits - Components of Net Periodic Benefit Cost (Details) - United Kingdom - ICON Development Solutions Limited pension plan - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 42	$ 117	$ 134
Interest cost	975	672	665
Expected return on plan assets	(1,015)	(1,258)	(1,171)
Amortization of net (gain)/loss	(274)	228	625
Net periodic benefit (credit)/cost	$ (272)	$ (241)	$ 253